UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):    March 5, 2001

                         INFINITE GRAPHICS INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                                    ---------
                 (State or other jurisdiction of incorporation)



           O-13042                                           41-0956693
--------------------------------------------       -----------------------------
Commission File Number                                    I.R.S. Employer
                                                       Identification number

4611 East Lake Street, Minneapolis, Minnesota                              55406
---------------------------------------------                              -----
(Address of principal executive offices)                              (Zip code)

Issuer's telephone number, including area code:  (612) 721-6238
                                                 --------------


                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 5, 2001, Infinite Graphics Incorporated (the "Registrant") dismissed Deloitte & Touche LLP as its principal independent auditors, and engaged McGladrey & Pullen LLP as its principal independent auditors. The decision to change auditors was recommended by management of the Registrant and approved by the Registrant's Board of Directors and Audit Committee.

         The reports of Deloitte & Touche LLP on the financial statements of the Registrant for fiscal years ended April 30, 1999 and April 30, 2000 do not contain a disclaimer of opinion or an adverse opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's fiscal years ended April 30, 1999 and April 30, 2000 and the subsequent interim period to March 5, 2001, there were no disagreements with Deloitte & Touche LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction, would have caused Deloitte & Touche LLP to refer to the subject matter of the disagreements in their report.

         Following the completion of the audits of the financial statements of the Registrant for each of the fiscal years ended April 30, 1999 and April 30, 2000 Deloitte & Touche, LLP communicated to the Registrant's Audit Committee certain deficiencies in the design or operation of the Registrant's internal control which, in Deloitte & Touche, LLP's judgement, could adversely affect the Registrant's ability to record, process, summarize and report financial data consistent with the assertions of the Registrant's management in the Registrant's financial statements.

The Registrant has authorized Deloitte & Touche, LLP to respond fully to the inquiries of the Registrant's successor independent accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable.

(b)      Pro forma financial information.

         Not Applicable.

(c)      Exhibits.

         16.1     Letter from Deloitte & Touche LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



                                                 INFINITE GRAPHICS INCORPORATED


Dated:   March 9, 2001                           By /S/ Clifford F. Stritch, Jr.

                                                    Clifford F. Stritch, Jr.
                                                    Chief Executive Officer



                                                 By /S/ Barry B. Onufrock

                                                    Barry B. Onufrock
                                                    Chief Financial Officer